Exhibit 99.1

AMIH Board of Directors Appoints Lorraine D’Alessio, Esq. and Dr. Kenny Myers

to its Board of Directors as Independent Directors

Plano, Texas – January 18, 2022 – American International Holdings Corp. (OTCQB: AMIH), (“AMIH” or the “Company”), a diversified holding company that develops, acquires and operates technology-based health and wellness companies, today announced that the Board of Directors has appointed Ms. Lorraine D’Alessio and Dr. Kenny Myers to fill two of the vacancies on the Board of Directors, as independent directors. With these appointments, the Company’s Board of Directors now has four members, three of which are independent. Both Ms. D’Alessio and Dr. Myers were also appointed to serve as members of the Company’s Audit Committee.

“I am very pleased and excited to announce the appointments of both Lorraine D’Alessio and Dr. Kenny Myers as independent members of AMIH’s Board of Directors and to serve as members on our recently created Audit Committee”, commented Jacob Cohen, the Company’s President and CEO. “We believe that the Company will benefit greatly from Ms. D’Alessio’s diverse background, experiences and expertise, both in the legal field and as counsel to a variety of businesses, entrepreneurs, entertainers and to a variety of technology startups. Additionally, Dr. Kenny Myers provides the Company with a wealth of knowledge through his experiences in owning, operating and managing a variety of successful healthcare related companies throughout his illustrious career.”

“I personally look forward to working with both Ms. D’Alessio and Dr. Myers and believe them to be valuable assets to the Company as we continue to work to grow and add value for the future,” further commented Mr. Cohen.

About Lorraine D’Alessio

Since 2010, Ms. D’Alessio has served as CEO and Managing Partner at D’Alessio Law Group, PLC, a law firm in Beverly Hills, California which provides immigration and entertainment law services. In that capacity, she has provided counsel to entertainment agencies, unions, private companies, academic institutions, tech startups, entrepreneurs and enterprises including: Next Models, Food Network, SubPac, Pepperdine University, ACTRA, New York Film Academy, Plug and Play, Expert Dojo, and 500 Startups.

A former Ford model turned legal powerhouse, Ms. D’Alessio is a multi-award-winning, immigration expert that regularly contributes to the Los Angeles Times, The Hollywood Reporter, LA Business Journal, Playback and other leading outlets in the U.S. Ms. D’Alessio serves on the board for Artists for Change and is the author of “Going Global: Investing in U.S. Immigration,” a guide to U.S. immigration.

Ms. D’Alessio was named the 2017 Leader in Law by the Los Angeles Business Journal and is the recipient of the 2018 Enterprising Woman Award. Since 2016, Ms. D’Alessio has also served on the board of directors of Artists for Change, a non-profit organization which focuses on creating high impact film, television, and multimedia projects to inspire individuals, organizations, and communities to bring about positive social change.

Ms. D’Alessio earned her law degree from Southwestern Law School. She earned her Master’s degree in public administration from The Senate of Queen’s University at Kingston and also attended the University of Toronto, Canada where she earned her Bachelor of Arts in International Relations.

About Dr. Kenny Myers

Dr. Kenny Myers has been involved in various aspects of the healthcare industry for nearly 25 years. From May 1998 through March 2012, Dr. Myers served as CEO of Texas Physicians Network, a healthcare management company where he was responsible for the marketing and management of several urgent care centers, medical clinics, and other related healthcare facilities. From March 2012 to February 2020, Dr. Myers worked as Vice President of Business Development at One Health Medical Systems, LLC, an integrated health services provider, where he was responsible for overseeing the planning, development and execution of the organization’s marketing and advertising initiatives across all of One Health’s healthcare properties and facilities, which included hospitals, urgent care clinics, pharmacies and diagnostic laboratories.

Since March 2020, Dr. Myers has served as an owner and Vice President of Business Development for Living Fit Nation, Inc., a corporate wellness provider which designs and implements customized employee health and wellness programs for corporations, schools and municipalities around the United States.

Dr. Myers received his Bachelor of Science degree in Microbiology from Oklahoma University in 1989, and a Doctor of Chiropractic Degree from Parker University in Dallas, Texas in 1996.

About American International Holdings Corp.

American International Holdings Corp. (OTCQB: AMIH) is an investor, developer and asset manager of diversified, synergistic health and wellness businesses. Today, the AMIH portfolio encompasses telemedicine and other virtual health platforms, affordable subscriber-based primary care and concierge medicine plans, preventative care solutions and wellness related assets such as mental & behavioral health services, as well as its own proprietary life coaching platform. AMIH markets its various services through direct-to-consumer and business-to-business distribution channels. AMIH’s focus is on bringing to market technologies and solutions that advance the quality of life for the global community.

Forward-Looking Statements

This press release may contain forward-looking statements, including information about management’s view of the Company’s future expectations, plans and prospects, including within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “would,” “could,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward-looking statements include, among others, statements relating to future sales, operations, expansion, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others such as, but not limited to economic conditions, changes in the laws or regulations, demand for products and services of the Company, and other factors that could cause actual results to differ materially from those projected or represented in the forward-looking statements. These risk factors and others are included from time to time in filings made by the Company with the Securities and Exchange Commission, including, but not limited to, in the “Risk Factors” sections in its Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the U.S. Securities and Exchange Commission. These reports are available at www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Investors Relations Contact

Frank Benedetto

(619) 915-9422